UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2005
                           ---------------------------

                                    Citicorp
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                      1-5738                    86-1515595
 ---------------                -----------           -------------------
 (State or other                (Commission              (IRS Employer
 jurisdiction of                File Number)           Identification No.)
 incorporation)

                    399 Park Avenue, New York, New York 10043
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.
                           -------------
Results of Operations
(Unaudited)

         This report summarizes the results of operations of Citicorp and its subsidiaries for the three-month periods ended March 31, 2005 and March 31, 2004. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated April 15, 2005. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME               CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                                      First Quarter
                                                   -------------------
                                                      2005     2004 (1)
                                                   -------------------
INTEREST REVENUE
Loans, including Fees                               $11,277   $10,775
Deposits with Banks                                     341       206
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell                  112       112
Investments, including Dividends                      1,651     1,213
Trading Account Assets                                  578       447
Loans Held-For-Sale                                     115        79
                                                   --------------------
                                                     14,074    12,832
                                                   --------------------

INTEREST EXPENSE
Deposits                                              2,968     1,875
Trading Account Liabilities                              24        30
Purchased Funds and Other Borrowings                    837       483
Long-Term Debt                                        1,203       921
                                                   --------------------
                                                      5,032     3,309
                                                   --------------------

NET INTEREST REVENUE                                  9,042     9,523
                                                   --------------------
POLICYHOLDER BENEFITS AND CLAIMS                        131       136
PROVISION FOR CREDIT LOSSES                           1,813     2,230
                                                   --------------------
  TOTAL BENEFITS, CLAIMS, AND                         1,944     2,366
   CREDIT LOSSES                                   --------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES                 7,098     7,157
                                                   --------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                                  3,479     3,201
Foreign Exchange                                        428       396
Trading Account                                         619       583
Investment Transactions                                 189       112
Other Revenue                                         2,348     1,624
                                                   --------------------
                                                      7,063     5,916
                                                   --------------------

OPERATING EXPENSE
Salaries                                              3,237     2,727
Employee Benefits                                       767       678
                                                   --------------------
  Total Employee - Related Expenses                   4,004     3,405
Net Premises and Equipment                            1,113       924
Restructuring-Related Items                               -        (3)
Other Expense                                         2,744     2,911
                                                   --------------------
                                                      7,861     7,237
                                                   --------------------

INCOME BEFORE INCOME TAXES AND
  MINORITY INTEREST                                   6,300     5,836
INCOME TAXES                                          2,002     1,830
MINORITY INTEREST, NET OF INCOME TAXES                  159        73
                                                   --------------------

NET INCOME                                          $ 4,139   $ 3,933
                                                   ====================



(1) Reclassified to conform to the current period's presentation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             CITICORP
                                             (Registrant)


                                By:  /s/ John C. Gerspach
                                     --------------------
                                         John C. Gerspach
                                         Controller


Dated:  April 19, 2005